Exhibit 99.1

INTERNATIONAL ASSETS HOLDING CORPORATION REPORTS

2010 FISCAL SECOND QUARTER FINANCIAL RESULTS

New York, NY – May 13, 2010 – International Assets Holding Corporation (the ‘Company’; NASDAQ: IAAC) today announced its fiscal 2010 second quarter financial results for the quarter ended March 31, 2010. Certain financial metrics discussed in this press release are non-GAAP, reflecting marked-to-market differences in the Company’s Commodity & Risk Management Services segment. A reconciliation of those metrics to GAAP equivalents is provided in the table below, and further discussion of the use of non-GAAP metrics is provided in the Company’s Form 10-Q, to be filed with the Securities and Exchange Commission (“SEC”).

Sean O’Connor, CEO of International Assets, stated, “Given the challenging market conditions during the quarter, we are pleased that our core commercial client base, flexible cost structure and diversity of revenue sources underpinned our continuing profitability. We continue to invest in expanding the depth and breadth of our customer base and increasing internal product capabilities to maximize revenue capture.”

International Assets Holding Corporation Summary Financials

(Unaudited)	Three Months Ended March 31			Six Months Ended March 31,
(in millions, except share and per share amounts)	2010	2009	% Change	2010	2009	% Change
Total operating revenues	$68.0	$26.4	158%	$127.6	$54.8	133%
Interest expense	2.3	2.3	0%	4.8	4.6	4%

Net revenues	65.7	24.1	173%	122.8	50.2	145%
Compensation and benefits	23.1	9.8	136%	47.8	22.7	111%
Clearing and related expenses	15.4	4.4	250%	33.8	8.8	284%
Other non-interest expenses	15.2	4.1	271%	30.9	6.9	348%

Total non-interest expenses	53.7	18.3	193%	112.5	38.4	193%

Income from operations, before tax	12.0	5.8	107%	10.3	11.8	(13)%
Income tax expense	4.6	0.9	411%	4.0	3.4	18%

Net income before discontinued operations	7.4	4.9	51%	6.3	8.4	(25)%
Loss from discontinued operations, net of taxes	—	0.5	(100)%	—	0.6	(100)%

Income before extraordinary loss	7.4	4.4	68%	6.3	7.8	(19)%
Extraordinary loss	—	—	(a )	3.4	—	(a )

Net income	7.4	4.4	68%	2.9	7.8	(63)%
Less: Net income (loss) attributable to noncontrolling interests	—	0.4	(a )	(0.3)	0.5	(a )

Net income attributable to IAHC common shareholders	$7.4	$4.0	85%	$3.2	$7.3	(56)%

Earnings per share:
Basic
Net income before discontinued operations	$0.43	$0.52	(17)%	$0.38	$0.89	(57)%
Loss from discontinued operations	$—	$(0.06)	(a )	$—	$(0.07)	(a )
Extraordinary loss	$—	$—	(a )	$(0.20)	$—	(a )

Net income attributable to IAHC common shareholders	$0.43	$0.46	(7)%	$0.18	$0.82	(78)%

Diluted
Net income before discontinued operations	$0.41	$0.49	(16)%	$0.37	$0.84	(56)%
Loss from discontinued operations	$—	$(0.06)	(a )	$—	$(0.06)	(a )
Extraordinary loss	$—	$—	(a )	$(0.19)	$—	(a )

Net income attributable to IAHC common shareholders	$0.41	$0.43	(5)%	$0.18	$0.78	(77)%

Weighted average number of common shares outstanding:
Basic	17,319,170	8,880,338	95%	17,271,940	8,864,298	95%
Diluted	18,483,752	9,910,130	87%	17,821,990	9,972,697	79%

Segmental operating revenues (non-GAAP) reconciliation:

Total operating revenues, as reported (GAAP)	$68.0	$26.4	158%	$127.6	$54.8	133%
Gross marked-to-market adjustment	(4.8)	0.4	(a )	0.8	1.8	(56)%

Adjusted operating revenues (non-GAAP) (b)	$63.2	$26.8	136%	$128.4	$56.6	127%

Represented by:
Commodity and risk management services	$28.7	$8.9	222%	$57.7	$16.6	248%
Foreign exchange	10.9	7.7	42%	24.0	13.1	83%
Securities	5.1	7.6	(33)%	10.4	27.0	(61)%
Clearing and execution services	14.5	—	(a )	30.5	—	(a )
Other	2.3	3.1	(26)%	4.5	1.7	165%
Corporate unallocated	1.7	(0.5)	(a )	1.3	(1.8)	(a )

Adjusted operating revenues (non-GAAP) (b)	$63.2	$26.8	136%	$128.4	$56.6	127%

Net income (non-GAAP) reconciliation:
Net income, as reported (GAAP)	$7.4	$4.0	85%	$3.2	$7.3	(56)%
Exclude extraordinary loss	—	—	(a )	3.4	—	(a )
Gross marked-to-market adjustment	(4.8)	0.4	(a )	0.8	1.8	(56)%
Tax effect at 37.5%	1.8	(0.1)	(a )	(0.3)	(0.6)	(50)%

Adjusted net income before extraordinary loss (non-GAAP) (c)	$4.4	$4.3	2%	$7.1	$8.5	(16)%

Consolidated financial statements for the Company will be included in the Company’s quarterly report on Form 10-Q to be filed with the SEC. The Form 10-Q will also be made available on the Company’s website at www.intlassets.com.

(a)	Comparison not meaningful.
(b)	Adjusted operating revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company’s Commodity & Risk Management Services segment, as shown in the table. The table above reflects all reconciling items between the GAAP operating revenues and non-GAAP adjusted operating revenues. For a full discussion of management’s reasons for disclosing these adjustments, see ‘Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations’ in the Form 10-Q for the quarter ended March 31, 2010.
(c)	Adjusted, net income attributable to IAHC is a non-GAAP measure that represents net income adjusted by pro forma, after-tax marked-to-market differences in the Company’s Commodity & Risk Management Services segment and the extraordinary loss related to the decrease in net deferred tax assets related to the FCStone merger. The table above reflects all reconciling items between the GAAP net income (loss) attributable to IAHC and non-GAAP adjusted net income attributable to IAHC.

Conference Call & Web Cast

A conference call will be held tomorrow, Friday, May 14, 2010 at 9:00 a.m. ET. A live web cast of the conference call as well as a replay will be available online on the Company’s corporate web site at http://www.intlassets.com. Participants can also access the call by dialing 1-877-334-0790 (within the United States), or 1-408-427-3728 (international callers) approximately ten minutes prior to the start time.

A replay of the call will be available approximately two hours after the call has ended and will be available through Tuesday, May 25, 2010. To access the replay, dial 1-800-642-1687 (within the United States), or 1-706-645-9291 (international callers) and enter the replay passcode 71291614.

About International Assets Holding Corporation

International Assets Holdings Corporation (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL’s businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 commercial customers in more than 100 countries through a network of offices in eleven countries around the world.

Further information on INTL is available at www.intlassets.com.

Forward Looking Statements

This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to International Assets Holding Corporation, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the combined company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by International Assets Holding Corporation with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. International Assets Holding Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

International Assets Holding Corporation

Investor inquiries:

Bill Dunaway, CFO

866-522-7188

bdunaway@intlassets.com